Exhibit 99.6

AGAPE ATP CORPORATION Announces Pricing of IPO

KUALA LUMPUR, MALAYSIA / ACCESSWIRE / October 10, 2023 / AGAPE ATP CORPORATION - AGAPE ATP CORPORATION (NASDAQ: ATPC) (“AGAPE ATP” or the “Company”), an international health and wellness service company, today announced the pricing of its initial public offering (the “Offering”) of 1,650,000 shares of common stock, at a public offering price of $4 per share for a total of $6,600,000 of gross proceeds to the Company, before deducting underwriting discounts and offering expenses. The Company has granted the underwriters a 45-day option to purchase an additional 247,500 shares of common stock representing 15% of the shares sold in the Offering, solely to cover over-allotments, if any, less underwriting discounts.

The shares are expected to begin trading on the Nasdaq Capital Market on October 11, 2023, under the ticker symbol “ATPC.” The Offering is expected to close on October 13, 2023, subject to customary closing conditions.

Network 1 Financial Securities, Inc. is acting as the sole book-running manager for the Offering. Loeb & Loeb LLP is acting as U.S. counsel to AGAPE ATP, and Hunter Taubman Fischer & Li LLC is acting as U.S. counsel to the underwriter with respect to the Offering.

A registration statement on Form S-1, as amended (File No. 333-239951) relating to the Offering was previously filed with the U. S. Securities and Exchange Commission (“SEC”) by the Company, and subsequently declared effective by the SEC on September 29, 2023. The Offering is being made only by means of a prospectus, forming a part of the registration statement. A final prospectus relating to the Offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus related to the Offering may be obtained, when available, from Network 1 Financial Securities, Inc., 2 Bridge Avenue, Suite 241, Red Bank, New Jersey 07701; Attention Adam Pasholk, email adampasholk@netw1.com or by calling +1 (800) 886-7007.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the U.S. Securities Act of 1933, as amended.

About Agape ATP Corporation

AGAPE ATP CORPORATION is a company primarily operating in ASEAN region that supplies wellness products and health solution advisory services, including supplements to assist in cell metabolism, detoxification, blood circulation, anti-aging and products designed to improve the overall health system of the human body.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the expected trading commencement and closing dates. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all, and other factors discussed in the “Risk Factors” section of the preliminary prospectus filed with the SEC. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact

Corporate Affairs & Investor Relations Department

Email: ir@agapeatp.com

Tel: +603-7984 2160